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                                                                    EXHIBIT 10.2

                          EINSTEIN BROS. BAGELS, INC.

                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                       (as amended through May 24, 1999)


     1. Statement of Purpose. The principal purpose of this Stock Option Plan for Non-Employee Directors (the "Plan") is to benefit Einstein Bros. Bagels, Inc. (the "Company") through offering its directors who are not employees or officers of the Company or its subsidiaries, if any, a favorable opportunity to become holders of the common stock of the Company ("Common Stock"), thereby giving them a long term stake in the growth and prosperity of the Company, in order to enable them to represent the viewpoint of other stockholders of the Company more effectively and to encourage them to continue serving as directors of the Company.

     2. Eligibility. Options shall be granted under this Plan only to members of the Board of Directors who are not employees or officers of the Company or its subsidiaries, if any.

     3. Granting of Options. Each director of the Company who is eligible to be granted an option under the Plan shall receive an automatic grant of an option for shares having a fair market value of $50,000 at the date of grant, as determined in good faith by the board of directors on such date, each time he or she is elected a director of the Company, except that such grant shall in no event include more than 15,000 shares and no director shall receive more than one grant in any calendar year. The aggregate number of shares which shall be available for such options under this Plan shall be 200,000 shares. Such number of shares, and the number of shares subject to options outstanding under the Plan, shall be subject in all cases to adjustment as provided in Paragraph 9.
No option shall be granted under the Plan subsequent to May 28, 2006. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Notwithstanding any of the foregoing to the contrary, in the event an option expires unexercised as to any shares, such shares may again be optioned. Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall in itself confer upon any optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company pursuant to the certificate of incorporation or by-laws of the Company or applicable law to remove such director.

     4. Option Price. Subject to adjustment under Paragraph 9, the option price shall be the fair market value at the time the option is granted of the shares of Common Stock subject to the option.
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     5.  Duration of Options, Increments and Extensions.  Subject to the
provisions of Paragraph 7, each option shall be for a term of ten years and shall become exercisable at the end of one year of service as a director of the Company.

     6. Exercise of Option. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, by a promissory note in a form specified by the board of directors and payable to the Company no later than 15 business days after the date of exercise of the option, or by shares of the Common Stock of the Company, or by a combination of these methods of payment. For this purpose, the per share value of the Company's Common Stock shall be the fair market value at the time of exercise for the shares being purchased. The Board of Directors may in its discretion permit an optionee to deliver a promissory note in a form specified by the Board of Directors and payable to the Company no later than the fifteenth day of April in the year following the year of exercise of any option in payment of any withholding tax requirements of the Company with respect to such exercise.

     7. Termination -- Exercise Thereafter. In the event an optionee ceases to be a director of the Company for any reason other than death, permanent disability or resignation, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate, except that any then exercisable option shall be exercisable for a period of 15 days after the date of such termination (or until the scheduled termination of the option, if earlier).

     In the event of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as it shall be subsequently amended), an exercisable option may be exercised in full by the optionee or, if he is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to two years after the date of death or permanent disability; provided, however, that in the event an optionee hereunder should die or become permanently disabled (as such term is defined herein) prior to the end of one year of service as a director of the Company, then such optionee's option shall become immediately exercisable as of the date of such death or permanent disability and shall be exercisable for a period of two years after such date. In the event of resignation, an exercisable option may be exercised by the optionee (or, if he or she dies within three months after such termination, by his or her heirs, legatees, or legal representative, as the case may be), at any time during its specified term prior to three months after the date of such resignation.

     8. Non-Transferability of Options. During the lifetime of the optionee, options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules or regulations thereunder. This restriction on transferability is effective only so long as it is required pursuant to Section 16 under the Securities Exchange Act of 1934, as amended ("Exchange Act"). At the time such restriction on transferability is no longer so required, the board of directors, in its discretion, may permit the assignment or transfer of an option on such terms and subject to such

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conditions as the board may deem necessary or appropriate or as otherwise may be required by applicable law or regulation.

     9. Adjustment. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the Company's outstanding Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the board of directors, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of Common Stock of the Company will be entitled pursuant to the transaction; and
(c) in the event of any other relevant change in the capitalization of the Company, the board of directors shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment the purchase price per share shall be proportionately adjusted.

     10.  Amendment of Plan.  The board of directors may amend or discontinue the Plan at any time; provided, however:
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     (a)  that no amendment or discontinuance shall change or impair any options previously granted without the consent of the optionee;

     (b) that no amendment shall, without the affirmative vote of the holders of a majority of the outstanding shares of all classes of stock of the Company voting in person or by proxy, and entitled to vote at a duly held stockholders meeting, or without the written consent of the holders of a majority of the outstanding shares of all classes of stock entitled to vote, (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan;

     (c) that the provisions of the Plan relating to the amount and price of securities to be issued under the Plan, or the timing of such issuances, shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules or regulations thereunder.

     11. Effective Date. The board of directors adopted and approved the Plan on May 28, 1996 and authorized its submission to the stockholders of the Company for their approval by written consent.

     12.  Miscellaneous.

     (a) No shares of Common Stock shall be issued hereunder with respect to any option unless counsel for the Company shall be satisfied that such issuance will be in compliance with

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applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (b) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

     (c) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Stock, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any option under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes.
If the amount requested is not paid, the Company may refuse to issue Common Stock, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Board of Directors may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such option, at such time and in such manner as the Board of Directors shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Stock, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such option to such person, having a fair market value equal to the amount of such taxes).

     (d) The expense of the Plan shall be borne by the Company.

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